UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):	February 16, 2025

Tapestry, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 946-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 19, 2025, Tapestry, Inc. (the “Company”) issued a press release in connection with the announcement of the execution of the Purchase Agreement (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On February 16, 2025, the Company, entered into a sale and purchase agreement (the “Purchase Agreement”) with Caleres, Inc. (the “Purchaser”) pursuant to which Purchaser will acquire the Company’s Stuart Weitzman business.

The key terms of the Purchase Agreement and the transactions contemplated thereby (the “Transaction”) include:

•
The Purchaser will acquire certain assets and liabilities of the Company’s global business of designing, manufacturing, promotion, marketing, production, distribution, sales and licensing of Stuart Weitzman branded products (the “Stuart Weitzman Business”) for total cash consideration of $105 million (the “Purchase Price”). The Purchase Price will be subject to customary adjustments for cash, indebtedness, net working capital and transaction expenses.

•
Each of the Company and the Purchaser have agreed to customary covenants. The Company has agreed to conduct the Stuart Weitzman Business in the ordinary course during the period between signing and the closing of the Transaction (the “Closing”), subject to certain exceptions and limitations. In addition, the Company has agreed that for one year following the Closing, none of the Company or any of its controlled affiliates will solicit or hire certain key employees of the Stuart Weitzman Business, in each case, subject to certain exceptions and limitations.

•
Subject to certain limitations, the Company and the Purchaser have agreed to indemnify each other for losses arising from certain post-Closing breaches of the Purchase Agreement and for certain other liabilities that have been specifically allocated between the Company and the Purchaser.

•
The Closing is subject to customary conditions for the benefit of the Company and the Purchaser, including (i) the absence of any law or other order from a governmental authority that prevents the Transaction, and (ii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, the other party. In addition, the Closing is subject to customary conditions for the benefit of the Purchaser, including the absence of a continuing material adverse effect on the Stuart Weitzman Business.

•
The Purchase Agreement contains certain termination rights, including (i) the right of either party to terminate the Purchase Agreement if the Transaction is not consummated on or before February 16, 2026, (ii) the right of either party to terminate if a governmental authority has issued a final and nonappealable order prohibiting or enjoining the consummation of the Transaction and (iii) the right of either party to terminate if the other party breaches or fails to perform its representations, warranties, covenants or agreements contained in the Purchase Agreement (each subject to certain limitations).

•
The Purchase Agreement provides that, at the Closing, a Transition Services Agreement will be entered into by the Company and the Purchaser pursuant to which, among other things, the Company will provide certain transition services.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements based on management’s current expectations. Forward-looking statements include, but are not limited to, statements regarding the Company’s capital deployment plans, including anticipated share repurchase plans, and statements that can be identified by the use of forward-looking terminology such as “may,” “can,” “if,” “continue,” “assume,” “should,” “expect,” “confidence,” “goals,” “trends,” “anticipate,” “intend,” “estimate,” “on track,” “future,” “plan,” “deliver,” “potential,” “position,” “believe,” “will,” “target,”  “guidance,” “forecast,” “outlook,” “commit,” “leverage,” “generate,” “enhance,”  “innovation,” “drive,” “effort,” “progress,” “confident,”  “uncertain,” “achieve,” “strategic,”  “growth,” “we can stretch what’s possible,” similar expressions, and variations or negatives of these words. Future results may differ materially from management’s current expectations, based upon a number of important factors, including risks and uncertainties such as the effect of the announcement of the Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or the Stuart Weitzman Business do business, or on the Company’s or the Stuart Weitzman Business’s operating results and business generally; risks that the Transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Transaction; the outcome of any legal proceedings related to the Transaction; the ability of the parties to consummate the Transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the Transaction; business disruption following the Transaction, the impact of economic conditions, recession and inflationary measures, risks associated with operating in international markets and our global sourcing activities, the ability to anticipate consumer preferences and retain the value of our brands, including our ability to execute on our e-commerce and digital strategies, the impact of tax and other legislation, the risks associated with potential changes to international trade agreements and the imposition of additional duties on importing our products, the ability to successfully implement the initiatives under our 2025 growth strategy, the effect of existing and new competition in the marketplace, the effect of seasonal and quarterly fluctuations on our sales or operating results, the risk of cybersecurity threats and privacy or data security breaches, our ability to satisfy our outstanding debt obligations or incur additional indebtedness, the risks associated with climate change and other corporate responsibility issues, our ability to protect against infringement of our trademarks and other proprietary rights, and the impact of pending and potential future legal proceedings, etc. In addition, purchases of shares of the Company’s common stock will be made subject to market conditions and at prevailing market prices. Please refer to the Company’s latest Annual Report on Form 10-K, latest Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors. The Company assumes no obligation to revise or update any such forward-looking statements for any reason, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release regarding the sale of the Stuart Weitzman Business, dated February 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2025	TAPESTRY, INC.

	By:	/s/ David E. Howard
	Name:	David E. Howard
	Title:	General Counsel and Secretary